Exhibit 10.3

AHCA CONTRACT NO. FA971

MINOR MODIFICATION NO. 1

WELLCARE OF FLORIDA, INC., D/B/A
STAYWELL HEALTH PLAN OF FLORIDA
8735 Henderson Road
Renaissance 2
Tampa, Florida 33634

AHCA Contract No. FA971, as entered into on the 30th day of August 2012, is hereby revised as follows:

1.	Standard Contract, Section III, Item B., Contract Managers, sub-item 1, is hereby amended to now read as follows:

1.	The Agency’s Contract Manager’s contact information is as follows:

Tanya Hand
Agency for Health Care Administration
2727 Mahan Drive, MS #50
Tallahassee, FL 32308
(850) 412-4060

All other terms and conditions of the Contract shall remain unchanged.

WELLCARE OF FLORIDA, INC.		STATE OF FLORIDA, AGENCY FOR
D/B/A STAYWELL HEALTH PLAN OF		HEALTH CARE ADMINISTRATION
FLORIDA

/s/ Gregg MacDonald		/s/ Tanya Hand
Gregg MacDonald		Tanya Hand
State President		Contract Manager

DATE:	4/8/14	DATE:	4/9/14

APPROVED

/s/ David Rogers
David Rogers
Assistant Deputy Secretary for Medicaid
Health Systems

		DATE:	4/9/14

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AHCA Contract No. FA971, Minor Modification No. 1, Page 1 of 1